UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 21, 2020 (January 15, 2020)

SECURITY DEVICES INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)

Delaware	333-132456	71-1050654
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identiﬁcation No.)

107 Audubon Road, Suite 201 Wakefield, MA		01880
(Address of principal executive oﬃces)		(Zip Code)

Registrant’s telephone number, including area code        (978) 868-5011

______________________________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K ﬁling is intended to simultaneously satisfy the ﬁling obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading	Name of each exchange on which registered
Symbol(s)
Common Stock, par value $0.001 per share	SDEV	OTC QB
Common Stock, par value $0.001 per share	SDZ.CN	Canadian Securities Exchange

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 1.01 Entry into a Material Definitive Agreement.

     A. Amendment to FinTekk Arrangement

     As previously disclosed, on October 31, 2018, Security Devices International Inc. (the “Company”) issued 6,666,666 shares of its common stock, par value $0.001 per share (the “Common Stock”) to FinTekk AP, LLC (“FinTekk”) at a deemed price of US$0.15 per share. The shares were issued pursuant to a Debt Settlement Agreement effective October 25, 2018 between the Company and FinTekk (the “Debt Settlement Agreement”) to retire a certain debt owing by the Company to FinTekk, which debt arose in connection with a sponsorship agreement (the “Sponsorship Agreement”) dated October 30, 2018 among the Company, FinTekk and Rick Ware Racing, LLC (“RWR”). The Sponsorship Agreement details a marketing campaign for the launch of the Company’s ByrnaTM HD product.

     On January 15, 2020 the Company, FinTekk and RWR entered into an agreement as of January 8, 2020 (the “FinTekk Agreement”) that, among other things, deemed an additional 1,300,000 of the shares previously issued to FinTekk fully vested as of November 30, 2019. Moreover, under the FinTekk agreement, FinTekk agreed to return 3,700,000 of the Company’s shares previously received. Notwithstanding FinTekk’s return of such shares, the FinTekk Agreement provided that the debt subject to the Debt Settlement Agreement remains fully satisfied.

     The foregoing summary is qualified in its entirety by the Memorandum of Understanding, Debt Settlement Agreement, Sponsorship Agreement and FinTekk Agreement attached as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively. Each of the foregoing Exhibits is incorporated herein by reference.

     B. Issuance of Notes and Warrants

The Company previously issued units (the “Units”) in private placements pursuant to Regulation D under the Securities Act of 1933, with each $1,000 of Units consisting of (i) a $1,000 10% unsecured convertible promissory note (collectively the “Notes”), convertible into Common Stock, and (ii) four thousand (4,000) warrants (the “Warrants”) each exercisable for one share of Common Stock at an exercise price of USD $0.25 per share. Such issuances were discussed in the Company’s Forms 8-K filed on October 23, 2018, April 23, 2019 and July 23, 2019 and Forms 8-K/A filed on May 21, 2019 and May 22, 2019.

     Certain holders of the Units, including the Company’s Chief Executive Officer and Chief Legal Officer, have agreed to receive additional Units in lieu of receiving a cash payment for owed interest. On January 15, 2020, the Company issued $124,604.37 of new Notes and 498,417 new Warrants to such holders, which new Notes and new Warrants have the same terms as the original Notes and Warrants, as amended, respectively.

Terms of the Notes

     The outstanding principal amount of the Notes accrues interest at a rate of 10% per annum, provided that, in the event of default on the Notes, the interest rate will be 15.0% during the period of default. The maturity date of the Notes is April 15, 2020, which date is subject to optional extension by each holder if a change of control of the Company is announced prior to such date. Interest on the Notes is payable in arrears on the last day of each April and October while the Notes are outstanding. The Company has the option to redeem the Notes by paying the holders the Optional Redemption Price as described in the Notes.

     Each Note is convertible into Common Stock, at the option of the holder. Upon such optional conversion, the outstanding principal amount of the Note converts into shares of Common Stock at a conversion price of $0.15 per share, subject to adjustment as set forth in the Notes (the “Note Conversion Price”). The Company is not required to convert any portion of a Note if doing so results in the holder beneficially owning more than 4.99% of the outstanding Common Stock after giving effect to such conversion, provided that on sixty-one (61) days’ prior written notice from the holder to the Company, that percentage may increase to 19.99% .

     Upon a Change of Control (as defined in the Note), a holder may require the Company to redeem all or a portion of a Note, in which case the Company will pay in cash an amount equal to the greater of (a) the sum of (x) the aggregate consideration that the holder would be entitled to receive in connection with the Change of Control if the holder were to fully convert (without giving effect to any limitations on conversion) the outstanding principal of the Note into Common Stock immediately prior to the consummation of such Change of Control, plus (y) any accrued and unpaid interest thereon through but excluding the effective date of the Change of Control and any accrued and unpaid late charges, or (b) an amount equal to the sum of (i) the outstanding principal of the Note plus, (ii) any accrued and unpaid interest thereon through but excluding the effective date of the Change of Control and any accrued and unpaid late charges plus, (iii) an amount equal to 100% of the interest that would have been earned on the Note from the effective date of the Change of Control through the maturity date of the Note. Notwithstanding any other provision of the relevant Stock Purchase Agreement or the Note, the effective interest rate may not exceed 25% per annum.

     The Notes contain restrictive covenants which, among other things, restrict the Company’s ability to incur additional indebtedness, grant security interests on its assets or make distributions on or repurchase its common stock.

     The Notes are secured with a security interest in substantially all of the Company’s assets. The noteholders have appointed a collateral agent to act as collateral agent for the noteholders. The Company has granted the collateral agent a security interest in substantially all of its assets, as security for the Company’s obligations under the Notes and the documents executed in connection with the Securities Purchase Agreement relating to such Units.

Terms of the Warrants

     Each Warrant is exercisable for one share of Common Stock at an exercise price of USD $0.25 per share, on or prior to October 22, 2023. If the average closing price of the Common Stock is over USD $0.35 per share for a period of 20 consecutive trading days ending after the two year anniversary of the issuance, the Company may give notice to the registered holders of the Warrants accelerating the expiry date to a date not less than 30 days following the date of such notice.

     The Notes, the Warrants, and the Common Stock issuable upon conversion of the Notes and/or exercise of the Warrants have not been, and will not be, registered under the Securities Act, and may not be sold, transferred or assigned (i) in the absence of an opinion in a generally acceptable form of counsel, which counsel shall be selected by the holder and be reasonably acceptable to the Company, that registration is not required under the Securities Act or (ii) unless sold pursuant to Rule 144 under the Securities Act.

     The foregoing summary of the Notes, the Warrants and the related agreements is qualified in its entirety by the terms of the forms of Secured Convertible Note attached as Exhibits 4.1 and 4.2, the form of Warrant attached as Exhibit 4.3 and the relevant Securities Purchase Agreements and amendments thereto attached as Exhibits 10.5, 10.6, 10.7 and 10.8. Each of the foregoing Exhibits is incorporated herein by reference.

     This document contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally are identified by the words “believe”, “project”, “expect”, “anticipate”, “estimate”, “future”, “strategy” , “opportunity”, “plan”, “may”, “should”, “will”, “would”, “will be”, “will continue”, “will likely result”, and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including, but not limited to, general economic conditions. In addition please refer to the documents that the Company files with the SEC on Forms 10-K, 10-Q and 8-K. These filings identify and address other important risks and uncertainties that could cause events and results to differ materially from those contained in the forward-looking statements set forth in this document. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements and the Company assumes no obligation, and does not intend, to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

     The Company incorporates by reference the discussion included at Item 1.01 above.

Item 3.02 Unregistered Sales of Equity Securities.

     The Company incorporates by reference the discussion included at Item 1.01 above. The Company relied on Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated under the Securities Act to offer and sell the Notes and the Warrants inasmuch as the offer and sale was made to accredited investors only and the Company did not undertake any form of general solicitation or general advertising.

Item 8.01 Other Events.

     On January 20, 2020, the Company issued a press release, attached hereto as Exhibit 99.1, regarding the foregoing issuance.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description	Method of Filing

4.1	Form of Secured Convertible Note pursuant to Securities Purchase Agreement dated October 22, 2018	Attached as Exhibit.

4.2	Form of Secured Convertible Note pursuant to Securities Purchase Agreement dated April 22, 2019	Attached as Exhibit.

4.3	Form of Warrant	Attached as Exhibit.

10.1	Memorandum of Understanding dated October 18, 2018	Attached as Exhibit.

10.2	Debt Settlement Agreement effective October 25, 2018	Attached as Exhibit.

10.3	Sponsorship Agreement dated October 30, 2018	Attached as Exhibit.

10.4	FinTekk Agreement dated as of January 8, 2020	Attached as Exhibit.

10.5	Securities Purchase Agreement dated October 22, 2018 by and among Security Devices International Inc., Northeast Industrial Partners, LLC, and the purchasers party thereto, including exhibits	Incorporated by reference to Exhibit 10.1 of the Company’s Form 8-K filed October 23, 2018.

10.6	Securities Purchase Agreement dated April 22, 2019 by and among Security Devices International Inc., Northeast Industrial Partners, LLC, and the purchasers party thereto, including exhibits	Incorporated by reference to Exhibit 10.1 of the Company’s Form 8-K filed April 23, 2019.

10.7	Amendment to the October 2018 Notes	Incorporated by reference to Exhibit 10.2 of the Company’s Form 8-K filed July 23, 2019.

10.8	Amendment to the April 2019 Notes	Incorporated by reference to Exhibit 10.3 of the Company’s Form 8-K filed July 23, 2019.

99.1	Press Release dated January 20, 2020	Attached as Exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Security Devices International Inc.
(Registrant)
Date January 21, 2020
/s/ Bryan Ganz
(Signature) Name: Bryan Ganz
Title: Chief Executive Officer